Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Schedule of Differences between Reported Amount and Reporting Currency Denominated Amount
The following table summarizes the effects on revenues, cost of revenues, operating expenses, and (loss) income from operations of a 10% strengthening(1) of all foreign currencies the Company transacts in versus the USD without considering the impact of the Company's hedging activities and factoring in any potential changes in demand for the Company's solutions as a result of fluctuations in exchange rates:

	Years ended
	December 31, 2022			December 31, 2021
	GAAP Amounts As Reported $	Exchange Rate Effect (2) $	At 10% Stronger Rates (3) $	GAAP Amounts As Reported $	Exchange Rate Effect (2) $	At 10% Stronger Rates (3) $
Revenues	5,599,864	75,735	5,675,599	4,611,856	62,459	4,674,315
Cost of revenues	(2,845,745)	(45,099)	(2,890,844)	(2,130,712)	(40,548)	(2,171,260)
Operating expenses	(3,576,418)	(118,565)	(3,694,983)	(2,212,501)	(92,425)	(2,304,926)
(Loss) income from operations	(822,299)	(87,929)	(910,228)	268,643	(70,514)	198,129
(1) A 10% weakening of the foreign currencies versus the USD would have an equal and opposite impact on the Company's revenues, cost of revenues, operating expenses and (loss) income from operations as presented in the table.
(2) Represents the increase or decrease in GAAP amounts reported resulting from a 10% strengthening in foreign exchange rates relative to the USD.
(3) Represents the outcome that would have resulted had the foreign exchange rates relative to the USD in those periods been 10% stronger than they actually were, excluding the impact of our hedging program and without factoring in any potential changes in demand for the Company's solutions as a result of changes in exchange rates.